Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. Section 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Amended Quarterly Report of Atwood Minerals and Mining Corp. (the "Company") on Form 10-QSB/A-1 for the period ended August 31, 2006 as filed with the Securities and Exchange Commission on the date here of (the "report"), I, Walter Brenner, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated this 11th day of December, 2006.

WALTER BRENNER
Walter Brenner
Chief Executive Officer and Chief Financial Officer